Exhibit 77C
          Kemper Small Capitalization Equity Fund
          Form N-SAR for the period ended 9/30/95
          File No. 811-1702
          Page 1


          A  special meeting  of  Registrant's  shareholders  was  held  on
          September  19, 1995.    Votes regarding  the  items submitted  to
          shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   David W. Belin

                       Vote             Number
                       ----             -----------
                       FOR               68,461,155
                       WITHHELD           1,561,505

                   Lewis A. Burnham

                       Vote             Number
                       ----             -----------
                       FOR               68,531,177
                       WITHHELD           1,491,483

                   Donald L. Dunaway

                       Vote             Number
                       ----             -----------
                       FOR               68,482,161
                       WITHHELD           1,540,499

                   Robert B. Hoffman

                       Vote             Number
                       ----             -----------
                       FOR               68,517,173
                       WITHHELD           1,505,487

                   Donald R. Jones

                       Vote             Number
                       ----             -----------
                       FOR               68,531,177
                       WITHHELD           1,491,483

                   David B. Mathis

                       Vote             Number
                       ----             -----------
                       FOR               68,363,123
                       WITHHELD           1,659,537












          Exhibit 77C
          Kemper Small Capitalization Equity Fund
          Form N-SAR for the period ended 9/30/95
          File No. 811-1702
          Page 2


                   Shirley D. Peterson

                       Vote             Number
                       ----             -----------
                       FOR               68,447,150
                       WITHHELD           1,575,510

                   William P. Sommers

                       Vote             Number
                       ----             -----------
                       FOR               68,489,164
                       WITHHELD           1,533,496

                   Stephen B. Timbers

                       Vote             Number
                       ----             -----------
                       FOR               68,545,182
                       WITHHELD           1,477,478


          Item 2:  Selection of Independent Auditors



                       Vote             Number
                       ----             -----------
                       F0R               66,803,291
                       AGAINST              916,326
                       ABSTAIN            2,303,041




























          Exhibit 77C
          Kemper Small Capitalization Equity Fund
          Form N-SAR for the period ended 9/30/95
          File No. 811-1702
          Page 3


          Item 3:  New Investment Management Agreement


                    Vote         Number
                    ----         ----------
                    F0R          65,690,248
                    AGAINST       1,375,097
                    ABSTAIN       2,957,314


          Item 4B: New Rule 12B-1 Distribution Plan (For Class B Shareholders Only)
          Kemper Municipal Bond Fund


                    Vote         Number
                    ----         ----------
                    F0R          14,184,834
                    AGAINST         531,044
                    ABSTAIN       1,197,133


          Item 4C: New Rule 12B-1 Distribution Plan (For Class C Shareholders Only)


                    Vote         Number
                    ----         ----------
                    F0R             163,501
                    AGAINST           3,057
                    ABSTAIN          19,158




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